Exhibit 99.4

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The tables below set forth the unaudited pro forma combined financial information for Team Health Holdings, Inc. (“Team Health”) giving effect to the net proceeds from our senior notes offering, together with borrowings under our senior secured credit facilities and cash on hand at IPC Healthcare, Inc. (“IPC”), to pay the cash purchase price for the Acquisition of IPC, refinance certain of our indebtedness and indebtedness of IPC, pay-related transaction costs, and finance ongoing working capital and other general corporate purposes (collectively, the “Transactions”) and the other acquisitions described below.

With respect to the financing transactions, the unaudited pro forma combined financial information is based on the assumption that Team Health will incur $1,315.0 million of term loans under the New Tranche B Facility and issue $545.0 million of notes in connection with the Transactions.

The unaudited pro forma combined balance sheet as of September 30, 2015 reflects the Transactions as if each occurred on September 30, 2015. The unaudited pro forma combined statements of operations reflects the Transactions and the other acquisitions described below as if each occurred on January 1, 2014.

The unaudited pro forma combined statement of operations for the year ended December 31, 2014 combines the audited consolidated statement of operations of Team Health for the year ended December 31, 2014, the unaudited consolidated statement of operations for Team Health’s completed 2014 and 2015 (through September 30, 2015) acquisitions for the period from January 1, 2014 to the closing of such acquisitions (or, if earlier, December 31, 2014), the audited consolidated statement of operations of IPC for the year ended December 31, 2014, and the unaudited consolidated statement of operations for IPC’s completed 2014 and 2015 (through September 30, 2015) acquisitions for the period from January 1, 2014 to the closing of such acquisitions (or, if earlier, December 31, 2014) and applies pro forma adjustments as described herein.

The unaudited pro forma combined statement of operations for the nine months ended September 30, 2015 combines the unaudited consolidated statement of operations of Team Health for the nine months ended September 30, 2015, the unaudited consolidated statement of operations for Team Health’s completed 2015 (through September 30, 2015) acquisitions for the period from January 1, 2015 to the closing of such acquisitions, the unaudited consolidated statement of operations of IPC for the nine months ended September 30, 2015, and the unaudited consolidated statement of operations of IPC’s completed 2015 (through September 30, 2015) acquisitions for the period from January 1, 2015 to the closing of such acquisitions and applies pro forma adjustments as described herein.

The unaudited pro forma combined statement of operations for the nine months ended September 30, 2014 combines the unaudited consolidated statement of operations of Team Health for the nine months ended September 30, 2014, the unaudited consolidated statement of operations for Team Health’s completed 2014 and 2015 (through September 30, 2015) acquisitions for the period from January 1, 2014 to the closing of such acquisitions (or, if earlier, September 30, 2014), the unaudited consolidated statement of operations of IPC for the nine months ended September 30, 2014, and the unaudited consolidated statement of operations for IPC’s completed 2014 and 2015 (through September 30, 2015) acquisitions for the period from January 1, 2014 to the closing of such acquisitions (or, if earlier, September 30, 2014) and applies pro forma adjustments as described herein.

The unaudited pro forma combined financial information has been prepared using the acquisition method of accounting for business combinations under GAAP. The adjustments necessary to fairly present the unaudited pro forma combined financial information have been made based on available information and in the opinion of management are reasonable. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with this unaudited pro forma combined financial information. The pro forma adjustments related to the IPC Acquisition are preliminary and revisions to the fair value of assets acquired and liabilities assumed may have a significant impact on the pro forma adjustments. A final valuation of assets acquired and liabilities assumed has not been completed and the completion of fair value determinations may result in changes in the values assigned to property and equipment and other assets (including intangibles) acquired and liabilities assumed.

The financial information that was utilized in developing the unaudited consolidated statement of operations for Team Health’s and IPC’s completed acquisitions was developed using each acquiree’s most appropriate historical financial information obtained as a part of the due diligence procedures during the acquisition process. All historical financial information was obtained from each acquiree’s internal financial reporting team and not necessarily subject to attestation by an independent auditor.

The unaudited pro forma combined financial information reflects the application of pro forma adjustments that are (1) directly attributable to the Transactions and the other acquisitions described above, (2) factually supportable and (3) expected to have a continuing impact on Team Health’s consolidated financial results. The unaudited pro forma combined financial information does not reflect any cost savings or synergies or associated costs to achieve such savings or synergies, utilization of IPC (or other acquired company) net operating loss carryforwards or other restructuring that may result from the Transactions and other acquisitions.

The unaudited pro forma combined financial information is for illustrative purposes only and does not purport to represent what our financial position or results of operations actually would have been had the events noted above in fact occurred on the assumed dates or to project our financial position or results of operations for any future date or future period.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

As of September 30, 2015

(In thousands)

	Team Health Historical	IPC Historical	IPC Acquisition Adjustments		Financing Adjustments		Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$18,194	$1,975	$(1,975	)(a)			$30,093
			11,899	(a)
Accounts receivable, net	577,291	128,923					706,214
Prepaid expenses and other current assets	56,902	12,737	6,000	(a)	(221	)(b)	75,418
Receivables under insured programs	19,514	12,691					32,205

Total current assets	671,901	156,326	15,924		(221)		843,930
Insurance subsidiaries’ and other investments	97,492	—					97,492
Receivables under insured programs	72,959	23,564					96,523
Deferred income taxes	39,694	—					39,694
Property and equipment, net	74,939	9,608					84,547
Other intangibles, net	326,959	5,145					332,104
Goodwill	800,583	492,407	1,087,892	(c)			2,380,882
Other	59,652	—			35,349	(b)	95,001

	$2,144,179	$687,050	$1,103,816		$35,128		$3,970,173

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$48,886	$16,053					$64,939
Accrued compensation and physician payable	283,288	37,082					320,370
Other accrued liabilities	127,331	38,910			(76	)(a)	166,165
Income tax payable	20,650	—					20,650
Current maturities of long-term debt	200,000	130,000			(130,000	)(b)	43,150
					(170,000	)(a)
					13,150	(b)
Deferred income taxes	31,511	584					32,095

Total current liabilities	711,666	222,629	—		286,926		647,369
Long-term debt, less current maturities	555,000	—			1,832,199	(b)	2,387,199
Other non-current liabilities	308,105	67,092					375,197
Shareholders’ equity:
Common stock	725	17	(17	)(c)			725
Additional paid-in capital	750,089	192,501	(192,501	)(c)			750,089
Retained Earnings (deficit)	(185,099)	204,811	(204,811	)(c)			(194,099)
			(9,000	)(a)

Team Health shareholders’ equity	565,715	397,329	(406,329)		—		556,715
Noncontrolling interests	3,693	—					3,693

Total shareholders’ equity including noncontrolling interests	569,408	397,329	(406,329)		—		560,408

	$2,144,179	$687,050	$(406,329)		$1,545,273		$3,970,173

See accompanying notes to unaudited pro forma financial information.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

(In thousands, except share data)

	Team Health Historical	Completed Team Health Acquisitions Pro Forma Adjustments (d)(f)	Team Health Pro Forma	IPC Historical	Completed IPC Acquisitions Pro Forma Adjustments (g)(i)	IPC Pro Forma	IPC Acquisition Adjustments		Financing Adjustments		Pro Forma Combined
Net revenue before provision for uncollectibles	$4,800,883	$779,227	$5,580,110	$710,836	$127,168	$838,004					$6,418,114
Provision for uncollectibles	1,981,240	321,573	2,302,813	16,851	3,015	19,866					2,322,679

Net revenue	2,819,643	457,654	3,277,297	693,985	124,153	818,138	—		—		4,095,435
Cost of services rendered
Professional service expenses	2,179,837	381,912	2,561,749	490,573	92,842	583,415					3,145,164
Professional liability costs	97,609	10,547	108,156	16,632	2,975	19,607					127,763
General and administrative expenses (includes contingent purchase and other acquisition compensation expense)	281,054	27,462	308,516	116,410	15,519	131,929					440,445
Other (income) expenses, net	(4,588)	23	(4,565)	(5)		(5)					(4,570)
Transaction costs	7,179		7,179	—		—	(28	)(l)			7,151
Depreciation	20,886	129	21,015	3,844		3,844					24,859
Amortization	55,647	129	55,776	1,537		1,537					57,313
Interest expense, net	15,050	1,071	16,121	1,328		1,328			(1,328	)(b)	123,629
									107,508	(b)
Loss on refinancing of debt	3,648		3,648	—		—					3,648

Earnings before income taxes	163,321	36,381	199,702	63,666	12,817	76,483	28		(106,180)		170,033
Provision for income taxes	65,232	14,516	79,748	24,646	4,960	29,606	11	(k)	(42,426	)(k)	66,939

Net earnings	98,089	21,865	119,954	39,020	7,857	46,877	17		(63,754)		103,094
Net earnings (loss) attributable to noncontrolling interests	351		351	—		—					351

Net earnings attributable to Team Health Holdings, Inc.	$97,738	$21,865	$119,603	$39,020	$7,857	$46,877	$17		$(63,754)		$102,743

Net earnings per share of Team Health Holdings, Inc.
Basic	$1.39		$1.70								$1.46
Diluted	$1.35		$1.66								$1.41
Weighted average shares outstanding
Basic	70,400		70,400								70,400
Diluted	72,164		72,164				474	(j)			72,638

See accompanying notes to unaudited pro forma financial information.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2015

(In thousands, except share data)

	Team Health Historical	Completed Team Health Acquisitions Pro Forma Adjustments (f)	Team Health Pro Forma	IPC Historical	Completed IPC Acquisitions Pro Forma Adjustments (i)	IPC Pro Forma	IPC Acquisition Adjustments		Financing Adjustments		Pro Forma Combined
Net revenue before provision for uncollectibles	$4,390,682	$49,442	$4,440,124	$563,165	$40,284	$603,449					$5,043,573
Provision for uncollectibles	1,773,062	19,966	1,793,028	13,581	955	14,536					1,807,564

Net revenue	2,617,620	29,476	2,647,096	549,584	39,329	588,913	—		—		3,236,009
Cost of services rendered
Professional service expenses	2,058,876	25,374	2,084,250	396,037	29,733	425,770					2,510,020
Professional liability costs	81,371	706	82,077	12,081	943	13,024					95,101
General and administrative expenses (includes contingent purchase and other acquisition compensation expense)	219,214	1,076	220,290	105,767	4,916	110,683					330,973
Other (income) expenses, net	(182)		(182)	(2)		(2)					(184)
Transaction costs	7,170		7,170			—	(5,265	)(l)			1,905
Depreciation	17,423		17,423	3,524		3,524					20,947
Amortization	62,085		62,085	996		996					63,081
Interest expense, net	14,132		14,132	936		936			(936	)(b)	94,609
			—			—			80,477	(b)

Earnings before income taxes	157,531	2,320	159,851	30,245	3,737	33,982	5,265		(79,541)		119,557
Provision for income taxes	65,178	961	66,139	11,493	1,420	12,913	2,001	(k)	(39,942	)(k)	48,111

Net earnings	92,353	1,359	93,712	18,752	2,317	21,609	3,264		(46,600)		71,446
Net earnings (loss) attributable to noncontrolling interests	(78)		(78)	—		—					(78)

Net earnings attributable to Team Health Holdings, Inc.	$92,431	$1,359	$93,790	$18,752	$2,317	$21,609	$3,264		$(46,600)		$71,524

Net earnings per share of Team Health Holdings, Inc.
Basic	$1.29		$1.30								$0.99
Diluted	$1.26		$1.28								$0.97
Weighted average shares outstanding
Basic	71,900		71,900								71,900
Diluted	73,351		73,351				556	(j)			73,907

See accompanying notes to unaudited pro forma financial information.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2014

(In thousands, except share data)

	Team Health Historical	Completed Team Health Acquisitions Pro Forma Adjustments (e)(f)	Team Health Pro Forma	IPC Historical	Completed IPC Acquisitions Pro Forma Adjustments (h)(i)	IPC Pro Forma	IPC Acquisition Adjustments		Financing Adjustments		Pro Forma Combined
Net revenue before provision for uncollectibles	$3,493,892	$402,932	$3,896,824	$527,951	$86,411	$614,362					$4,511,186
Provision for uncollectibles	1,464,931	168,943	1,633,874	13,200	2,048	15,248					1,649,122

Net revenue	2,028,961	233,989	2,262,950	514,751	84,363	599,114	—		—		2,862,064
Cost of services rendered
Professional service expenses	1,557,696	194,904	1,752,600	363,599	63,276	426,875					2,179,475
Professional liability costs	73,482	5,111	78,593	12,912	2,022	14,934					93,527
General and administrative expenses (includes contingent purchase and other acquisition compensation expense)	195,842	7,164	203,006	85,387	10,545	95,932					298,938
Other (income) expenses, net	(3,457)	968	(2,489)	(4)		(4)					(2,493)
Transaction costs	5,734		5,734	—		—	—	(l)			5,734
Depreciation	15,315	129	15,444	2,816		2,816					18,260
Amortization	35,203	129	35,332	1,190		1,190					36,522
Interest expense, net	10,758	1,071	11,829	1,057		1,057			(1,057	)(b)	92,566
			—	—		—			80,737	(b)

Earnings before income taxes	138,388	24,513	162,901	47,794	8,520	56,314	—		(79,680)		139,535
Provision for income taxes	56,542	10,026	66,568	18,304	3,263	21,567	—	(k)	(32,582	)(k)	55,553

Net earnings	81,846	14,487	96,333	29,490	5,257	34,747	—		(47,098)		83,982
Net earnings (loss) attributable to noncontrolling interests	212		212	—		—					212

Net earnings attributable to Team Health Holdings, Inc.	$81,634	$14,487	$96,121	$29,490	$5,257	$34,747	$—		$(47,098)		$83,770

Net earnings per share of Team Health Holdings, Inc.
Basic	$1.16		$1.37								$1.19
Diluted	$1.13		$1.34								$1.16
Weighted average shares outstanding
Basic	70,209		70,209								70,209
Diluted	71,955		71,955				469	(j)			72,424

See accompanying notes to unaudited pro forma financial information.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

(In thousands)

(a)	Reflects the incurrence of $1,315.0 million of term loans under the New Tranche B Facility and proceeds from the notes of approximately $545.0 million to fund the IPC Acquisition, repay certain amounts of Team Health’s and IPC’s existing debt, and fund debt issuance and other Transaction costs. A detailed estimate of the sources and uses of cash associated with the IPC Acquisition are as follows.

Sources:
IPC cash	$1,975	(i)
New Tranche B Facility	1,315,000
Notes	545,000

Total Sources	$1,861,975

Uses:
IPC Acquisition consideration	$1,485,000
Repay IPC debt and accrued interest	130,076	(ii)
Repay Team Health’s Revolving Credit Facility	170,000
Fees and expenses	65,000	(iii)
Cash to balance sheet	11,899	(i)

Total Uses	$1,861,975

(i)	Represents net cash impact of the Transactions.
(ii)	Includes $76 of accrued interest.
(iii)	Represents the estimated financing and other fees and expenses in connection with the Transactions.

Fees and expenses	$65,000
Deferred fees and expenses	50,000

Non-deferred fees and expenses	$15,000
Tax impact	6,000

After-tax non-deferred fees and expenses	$9,000

(b)	Represents the New Tranche B Facility and the notes and repayment of existing IPC debt and the elimination of related deferred financing costs.

New Tranche B Facility and the notes	$1,860,000

Estimated total deferred financing costs for the notes	14,651
Current Portion	13,150

Long Term Portion	$1,832,199
Estimated total deferred financing costs for New Tranche B Facility	$35,349
Repayment of IPC debt	$130,000
Elimination of IPC deferred financing costs	$221

Removal of IPC’s total interest expense for year ended December 31, 2014	$1,328
Removal of IPC’s total interest expense for nine months ended September 30, 2015	$936
Removal of IPC’s total interest expense for nine months ended September 30, 2014	$1,057
Total interest and amortization of deferred financing costs expense for the New Tranche B Facility and the notes for the year ended December 31, 2014	$107,508
Total interest and amortization of deferred financing costs expense for the New Tranche B Facility and the notes for the nine months ended September 30, 2015	$80,477
Total interest and amortization of deferred financing costs expense for the New Tranche B Facility and the notes for the nine months ended September 30, 2014	$80,737

If the weighted average interest rate of 5.48% of the New Tranche B Facility and the notes changed 0.25%, the total interest and amortization of deferred financing costs expense would be as follows:

	+0.25%	-0.25%

Total interest and amortization of deferred financing costs expense for the New Tranche B Facility and the notes for the year ended December 31, 2014	$112,098	$102,918
Total interest and amortization of deferred financing costs expense for the New Tranche B Facility and the notes for the nine months ended September 30, 2015	$83,909	$77,045
Total interest and amortization of deferred financing costs expense for the New Tranche B Facility and the notes for the nine months ended September 30, 2014	$84,185	$77,289

(c)	Represents adjustments based on preliminary estimates of fair value and the adjustment to goodwill derived from the difference in the estimated total consideration to be transferred by Team Health and the estimated fair value of assets acquired and liabilities assumed by Team Health. The estimated consideration is based on the cash paid by Team Health and the assumption of IPC’s net debt. Final consideration will be determined at the closing of the IPC Acquisition based on the number of shares of IPC common stock and other equity awards outstanding at such time.

The final amounts allocated to assets acquired and liabilities assumed in the IPC Acquisition could differ materially from the preliminary amounts presented herein. A decrease in the fair value of assets acquired or an increase in the fair value of liabilities assumed in the IPC Acquisition from those preliminary valuations presented herein would result in a dollar-for-dollar corresponding increase in the amount of goodwill that will result from the IPC Acquisition.

Estimated cash consideration	$1,485,000
Assumption of debt, net of cash received	128,025

$1,613,025

Accounts receivable	128,923
Prepaid expenses and other current assets	12,516
Receivables under insured programs—current	12,691
Receivables under insured programs—noncurrent	23,564
Property and equipment	9,608
Intangible assets	5,145
Accounts payable—current	(16,053)
Accrued compensation and physician payable—current	(37,082)
Other accrued liabilities—current	(38,910)
Deferred income taxes—current	(584)
Other long term liabilities—noncurrent	(67,092)

Fair value of assets acquired and liabilities assumed	$32,726

Estimated goodwill	1,580,299
Less: historical goodwill	$492,407

Goodwill adjustment	$1,087,892

Common Stock	$17 (i)
Additional Paid-in-Capital	$192,501 (i)
Retained Earnings	$204,811 (i)

(i)	The common stock, additional paid-in-capital, and retained earnings of IPC will be adjusted to zero upon the closing of the IPC Acquisition.

(d)	The amounts in this column represent pro forma adjustments for Team Health’s 15 completed acquisitions in 2014 for the period from January 1, 2014 to their closing dates. None of the acquisitions were individually material.
(e)	The amounts in this column represent pro forma adjustments for Team Health’s 11 completed 2014 acquisitions through September 30, 2014 for the period from January 1, 2014 to their closing dates. None of the acquisitions were individually material.
(f)	The amounts in this column represent pro forma adjustments for Team Health’s six completed acquisitions in 2015 through September 30, 2015 for the period from January 1, 2015 to their closing dates or, if included in prior year, for the period from January 1, 2014 to September 30, 2014 or December 31, 2014, as appropriate. None of the acquisitions were individually material.
(g)	The amounts in this column represent pro forma adjustments for IPC’s 22 completed acquisitions in 2014 for the period from January 1, 2014 to their closing dates. None of the acquisitions were individually material.
(h)	The amounts in this column represent pro forma adjustments for IPC’s 15 completed 2014 acquisitions through September 30, 2014 for the period from January 1, 2014 to their closing dates. None of the acquisitions were individually material.
(i)	The amounts in this column represent pro forma adjustments for IPC’s 20 completed acquisitions in 2015 through September 30, 2015 for the period from January 1, 2015 to their closing dates or, if included in prior year, for the period from January 1, 2014 to September 30, 2014 or December 31, 2014, as appropriate. None of the acquisitions were individually material.

(j)	Reflects additional diluted shares added to the weighted average shares outstanding calculation to factor in the effect of IPC’s diluted shares related to outstanding options.
(k)	Reflects adjustments to income taxes to reflect the impact of the above pro forma adjustments applying combined U.S. federal and state statutory tax rates.
(l)	Reflects the removal of IPC’s acquisition-related expenses, related to the IPC Acquisition, included in IPC’s historical statements of operations.